Exhibit 10.1

EXECUTION COPY

OMNIBUS AMENDMENT NO. 1
TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

AND

AMENDED AND RESTATED SECURITY AGREEMENT

This OMNIBUS AMENDMENT NO. 1 to FIFTH AMENDED AND RESTATED CREDIT AGREEMENT and AMENDED AND RESTATED SECURITY AGREEMENT (the “Amendment”), dated as of June 6, 2012, is entered into by and among Tesoro Corporation (the “Borrower”), the Subsidiaries of the Borrower party hereto (the “Subsidiary Guarantors”), the financial institutions listed on the signature pages hereof (the “Lenders”), and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Agent”) under the below-defined Credit Agreement . Each capitalized term used herein and not otherwise defined herein shall have the meaning given to it in the below-defined Credit Agreement.
WITNESSETH
WHEREAS, the Borrower, the Lenders, and the Agent are parties to a Fifth Amended and Restated Credit Agreement dated as of March 16, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower, the Subsidiary Guarantors and the Agent are parties to an Amended and Restated Security Agreement dated as of March 16, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”);
WHEREAS, the Borrower wishes to amend the Credit Agreement in certain respects and the Lenders party hereto and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein; and
WHEREAS, the Borrower and the Grantors wish to amend the Security Agreement in certain respects and the Lenders party hereto and the Agent are willing to amend the Security Agreement on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Subsidiary Guarantors, the Agent and the Lenders party hereto hereby agree as follows:
1.    Amendments to Credit Agreement. Effective as of the date first above written, and subject to the satisfaction of the conditions to effectiveness set forth in Section 3 below, the Credit Agreement is hereby amended as follows:
(a)    Section 1.1 of the Credit Agreement is hereby amended to add the following definitions in their appropriate alphabetical order therein:

CH1 6709190v.3

“ “Permitted Credit Enhancement Transaction” means a silent payment undertaking, undisclosed payment guarantee, put arrangement or similar arrangement, contract or agreement relating to one or more Receivables entered into between the Borrower or any Subsidiary and a financial institution, pursuant to which (a) such financial institution undertakes to promptly pay to the Borrower or such Subsidiary, following notice by the Borrower or such Subsidiary and the delivery of related documentation, the amount of payments owed by an Account Debtor under the applicable Receivables to the Borrower or such Subsidiary if such Account Debtor fails to pay the amount due thereunder in full and (b) immediately upon or following such payment by the financial institution, all of the Borrower's or such Subsidiary's right, title and interest in such Receivable(s) and the underlying contract(s), agreements(s), purchase order(s) or other documentation (the “Receivables Documentation”) giving rise to or evidencing such Receivables will be assigned to such financial institution; provided, that the aggregate outstanding face amount of all Receivables subject to Permitted Credit Enhancement Transactions which were Eligible Receivables immediately prior to the entry into such Permitted Credit Enhancement Transactions, shall not exceed $300,000,000 at any time.”
“ “Permitted Credit Enhancement Transaction Reserve” means, with respect to any Receivable for which (x) the Company has provided notice pursuant to Section 6.1.16 that such Receivable is subject to a Permitted Credit Enhancement Transaction, but (y) the most recently received Interim Collateral Report or Monthly Collateral Report does not exclude such Receivable from Eligible Receivables, such amount as the Agent in its reasonable credit judgment shall establish after consultation with the Borrower.”
“ “Receivables Documentation” is defined in the definition of Permitted Credit Enhancement Transaction.”
(b)    The definition of “Borrowing Base” contained in Section 1.1 of the Credit Agreement is hereby amended to amend and restate clause (vi) thereof in its entirety as follows:
“(vi) such reserves as the Agent may from time to time reasonably deem appropriate (including any Permitted Credit Enhancement Transaction Reserves)”.
(c)    The definition of “Eligible Receivable” contained in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (u), (ii) replacing the period at the end of clause (v) with “; and” and (iii) adding a new clause (w) as follows:
“(w)    any Receivable subject to a Permitted Credit Enhancement Transaction.”
(d)    Section 6.1 of the Credit Agreement is hereby amended to add the following clause 6.1.16 immediately following clause 6.1.15 thereof:
“6.1.16 Within two (2) Business Days after the Company or any Subsidiary enters into a Permitted Credit Enhancement Transaction, copies of the agreements, contracts, confirmations or other documentation evidencing such Permitted Credit Enhancement Transaction.
(e)    Section 6.12 of the Credit Agreement is hereby amended to add the following clause 6.12.9 thereto immediately following clause 6.12.8 thereof:
“6.12.9 Sales or assignments of Receivables and related Receivables Documentation pursuant to any Permitted Credit Enhancement Transaction.”

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(f)    Section 6.14 of the Credit Agreement is hereby amended to add the following clause 6.14.13 thereto immediately following clause 6.14.12 thereof:
“6.14.13. Indebtedness under Permitted Credit Enhancement Transactions to the extent such Indebtedness results from the assignment of Receivables and related Receivables Documentation, and to the extent such Indebtedness arises solely under clause (iii) of the definition thereof; provided, however, that the aggregate amount of such Indebtedness shall not exceed at any time the aggregate outstanding face amount of all Receivables subject to such Permitted Credit Enhancement Transactions.”
(g)    Section 6.15 of the Credit Agreement is hereby amended to add the following clause 6.15.26 thereto immediately following clause 6.15.25 thereof:
“6.15.26. Liens on Receivables or the related Receivables Documentation arising under any Permitted Credit Enhancement Transaction.”
2.     Amendment to Security Agreement. Effective as of the date first above written, and subject to the satisfaction of the conditions to effectiveness set forth in Section 3 below, the Security Agreement is hereby amended to add the following sentence to the end of the definition of “Collateral” set forth in Section 1.3 thereof:
“Notwithstanding the foregoing, the Collateral shall not include any Receivables and any related Receivables Documentation subject to any Permitted Credit Enhancement Transaction.”
3.    Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if:
(a) the Agent shall have received executed copies of this Amendment from the Borrower, the Subsidiary Guarantors and the Required Lenders;
(b) the Agent shall have received a written reaffirmation of the Borrower's and the Subsidiary Guarantors' respective obligations under the Guaranty and the Collateral Documents in form and substance substantially similar to Exhibit A hereto; and
(c) the Borrower shall have paid all fees and expenses of the Agent (including, to the extent invoiced, attorneys' fees and expenses) in connection with this Amendment.
4.    Representations and Warranties of the Borrower and the Subsidiary Guarantors. Each of the Borrower and the Subsidiary Guarantors hereby represents and warrants as follows:
(a)    The Credit Agreement and Security Agreement as previously executed and amended and as amended hereby constitute the legal, valid and binding obligation of the Borrower or such Subsidiary Guarantor, as applicable, and is enforceable against the Borrower or such Subsidiary Guarantor, as applicable, in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyances, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally; (ii) general equitable principles (whether considered in a proceeding in equity or at law); and (iii) requirements of reasonableness, good faith and fair dealing.
(b)    (i) The representations and warranties contained in Article V of the Credit Agreement and Article III of the Security Agreement are true and correct as of the date hereof except (x) with respect to Sections 5.5 and 5.7 of the Credit Agreement, the representations and warranties set forth

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in such Sections shall have been true and correct on and as of the date of the most recent Form 10-K or Form 10-Q filing, as applicable, made by the Borrower with the U.S. Securities and Exchange Commission, and (y) with respect to any other representation and warranty set forth in Article V of the Credit Agreement or Article III of the Security Agreement, to the extent such representation or warranty is stated to relate solely to an earlier date, such representation or warranty shall have been true and correct on and as of such earlier date and (ii) no event shall have occurred and then be continuing which constitutes a Default or an Unmatured Default.
(c)    The modifications contemplated by this Amendment are permitted under the terms of indentures and other agreements referenced in Section 9.17 of the Credit Agreement that remain in effect as of the date hereof.
5.    Effect on the Credit Agreement and the Security Agreement.
(a)    Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement or the Security Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement or the Security Agreement, as applicable, as amended and modified hereby.
(b)    Except as specifically amended and modified above, the Credit Agreement, the Security Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent, nor constitute a waiver of any provision of the Credit Agreement, the Security Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
6.    Costs and Expenses. The Borrower agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Agent) incurred by the Agent and the Lenders in connection with the preparation, arrangement, execution and enforcement of this Amendment.
7.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. IF ANY COURT, TRIBUNAL OR OTHER ENTITY WITH JURISDICTION OVER THIS AMENDMENT AND THE TRANSACTIONS EVIDENCED HEREBY REJECTS THE FOREGOING CHOICE OF NEW YORK LAW, THEN THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS SECTION 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
8.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
9.    Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be

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deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
10.    No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.
The remainder of this page is intentionally blank.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

TESORO CORPORATION,
as the Borrower

By:	/s/ G. SCOTT SPENDLOVE
Name:	G. Scott Spendlove
Title:	Senior Vice President & Chief Financial Officer

TESORO WASATCH, LLC
TESORO COMPANIES, INC.
TESORO ALASKA COMPANY
TESORO REFINING AND MARKETING COMPANY
TESORO HAWAII CORPORATION
TESORO WEST COAST COMPANY, LLC
TESORO SIERRA PROPERTIES, LLC
TESORO NORTHSTORE COMPANY
TESORO SOUTH COAST COMPANY, LLC
TESORO TRADING COMPANY
TESORO ENVIRONMENTAL RESOURCES COMPANY
TESORO AVIATION COMPANY
TESORO MARITIME COMPANY
TESORO FAR EAST MARITIME COMPANY
GOLD STAR MARITIME COMPANY,
as Subsidiary Guarantors

By:	/s/ G. SCOTT SPENDLOVE
Name:	G. Scott Spendlove
Title:	Senior Vice President & Chief Financial Officer

SMILEY'S SUPER SERVICE, INC.,
as a Subsidiary Guarantor

By:	/s/ JOHN R. RAMSEY
Name:	John R. Ramsey
Title:	President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, as a Lender and as Administrative
Agent

By:	/s/ J. DEVIN MOCK
Name:	J. Devin Mock
Title:	Authorized Officer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ TODD VAUBEL
Todd Vaubel
Authorised Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ JAMES B. ALLIN
Name:	James B. Allin
Title:	Senior Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

WELLS FARGO BANK, NA,
as a Lender

By:	/s/ PETER AZIZ
Name:	Peter Aziz
Title:	Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

CITIBANK, N.A.,
as a Lender

By:	/s/ BRENDAN MACKAY
Name:	Brendan Mackay
Title:	Director and Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

NATIXIS,
as a Lender

By:	/s/ DANIEL PAYER
Daniel Payer
Managing Director

By:	/s/ LOUIS P. LAVILLE, III
Louis P. Laville, III
Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ J. FRAZELL
Name:	J. Frazell
Title:	Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

WELLS FARGO CAPITAL FINANCE, LLC,
as a Lender

By:	/s/ PETER AZIZ
Name:	Peter Aziz
Title:	Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

MIZUHO CORPORATE BANK, LTD.,
as a Lender

By:	/s/ RAYMOND VENTURA
Name:	Raymond Ventura
Title:	Deputy General Manager

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

BANCO BILBAO VIZCAYA ARGENTARIA S.A.,
NEW YORK BRANCH, as a Lender

By:	/s/ ALEJANDRO LUNA
Name:	Alejandro Luna
Title:	Structured Trade Finance North America

/s/ ANNE MAUREEN SARFATI
Anne Maureen Sarfati
Vice President-Structured Finance North America

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

CREDIT AGRICOLE CORPORATE & INVESTMENT
BANK, as a Lender

By:	/s/ SHARADA MANNE
Name:	Sharada Manne
Title:	Managing Director

By:	/s/ DAVID GURGHIGIAN
Name:	David Gurghigian
Title:	Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

LLOYDS TSB BANK PLC,
as a Lender

By:	/s/ JULIA R. FRANKLIN
Name:	Julia R. Franklin
Title:	Vice President (F014)

By:	/s/ DENNIS MCCLELLAN
Name:	Dennis McClellan
Title:	Assistant Vice President (M040)

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ MARY E. EVANS
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ IRJA R. OTSA
Name:	Irja R. Otsa
Title:	Associate Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

RB INTERNATIONAL FINANCE (USA), LLC,
as a Lender

By:	/s/ SHIRLEY RITCH
Name:	Shirley Ritch
Title:	Vice President

By:	/s/ PETER ARMIERI
Name:	Peter Armieri
Title:	Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as a Lender

By:	/s/ KARL STUDER
Name:	Karl Studer
Title:	Director

By:	/s/ VIPUL DHADDA
Name:	Vipul Dhadda
Title:	Associate

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

THE BANK OF TOKYO MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ MARIA FERRADAS
Name:	Maria Ferradas
Title:	Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as a Lender

By:	/s/ MICHAEL GETZ
Name:	Michael Getz
Title:	Vice President

By:	/s/ MARCUS M. TARKINGTON
Name:	Marcus M. Tarkington
Title:	Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

SOCIETE GENERALE,
as a Lender

By:	/s/ CHAD CLARK
Name:	Chad Clark
Title:	Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ SHUJI YABE
Name:	Shuji Yabe
Title:	Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

SUNTRUST BANK,
as a Lender

By:	/s/ LYNN TRAPANESE
Name:	Lynn Trapanese
Title:	SVP

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

BARCLAYS BANK PLC,
as a Lender

By:	/s/ MICHAEL J. MOZER
Name:	Michael J. Mozer
Title:	Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

CIBC INC.,
as a Lender

By:	/s/ TRUDY NELSON
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ RICHARD ANTL
Name:	Richard Antl
Title:	Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

COMERICA BANK,
as a Lender

By:	/s/ JOEY POWELL
Name:	Joey Powell
Title:	Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ NANCY M. MAK
Name:	Nancy M. Mak
Title:	Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

SIEMENS FINANCIAL SERVICES, INC.,
as a Lender

By:	/s/ JEFFREY B. IERVESE
Name:	Jeffrey B. Iervese
Title:	Vice President

By:	/s/ PAUL RAMSEUR
Name:	Paul Ramseur
Title:	Chief Risk Officer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

THE FROST NATIONAL BANK,
as a Lender

By:	/s/ SARAH CERNOSEK
Name:	Sarah Cernosek
Title:	Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ MARK A. SERICE
Name:	Mark A. Serice
Title:	Senior Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDED AND RESTATED SECURITY AGREEMENT

EXHIBIT A
TO
AMENDMENT NO. 1

FORM OF REAFFIRMATION

Attached

AFFIRMATION OF LOAN DOCUMENTS
Reference is hereby made to (i) the Fifth Amended and Restated Credit Agreement, dated as of March 16, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Tesoro Corporation (the “Borrower”), the financial institutions from time to time party thereto as Lenders (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Agent”) and (ii) the Amended and Restated Security Agreement, dated as of March 16, 2011 (as the same may be amended, restated supplemented or otherwise modified from time to time, the “Security Agreement”), by and among the Borrower, the Subsidiaries of the Borrower party thereto as Grantors, and the Agent. Capitalized terms used in this Affirmation of Loan Documents and not defined herein shall have the meanings given to them in the Credit Agreement.
Each of the undersigned hereby acknowledges receipt of a copy of Omnibus Amendment No. 1 to Fifth Amended and Restated Credit Agreement and Amended and Restated Security Agreement, which amends the Credit Agreement and the Security Agreement, and affirms the terms and conditions of each Loan Document executed by it, including, without limitation, the Security Agreement and the Guaranty, and acknowledges and agrees that each such Loan Document executed by it in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.
Each reference to the “Credit Agreement” or “Security Agreement” contained in the above-referenced documents shall be a reference to the Credit Agreement or Security Agreement as the same may from time to time hereafter be amended, modified, supplemented or restated.

Dated: June 6, 2012

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TESORO WASATCH, LLC
TESORO COMPANIES, INC.
TESORO ALASKA COMPANY
TESORO REFINING AND MARKETING COMPANY
TESORO HAWAII CORPORATION
TESORO WEST COAST COMPANY, LLC
TESORO SIERRA PROPERTIES, LLC
TESORO NORTHSTORE COMPANY
TESORO SOUTH COAST COMPANY, LLC
TESORO TRADING COMPANY
TESORO ENVIRONMENTAL RESOURCES COMPANY
TESORO AVIATION COMPANY
TESORO MARITIME COMPANY
TESORO FAR EAST MARITIME COMPANY
GOLD STAR MARITIME COMPANY,

By:	/s/ G. SCOTT SPENDLOVE
Name:	G. Scott Spendlove
Title:	Senior Vice President & Chief Financial Officer

SMILEY'S SUPER SERVICE, INC.

By:	/s/ JOHN R. RAMSEY
Name:	John R. Ramsey
Title:	President

SIGNATURE PAGE TO AFFIRMATION OF LOAN DOCUMENTS